Exhibit 99.2

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
CARVE- OUT BALANCE SHEETS
(USD In Thousands)

	March 31,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Current assets:
Accounts receivable	$2,132	$2,900
Inventories	1,909	2,314
Other accounts receivable	62	62
Total current assets	4,103	5,276

Property and equipment, net	122	170

Total assets	$4,225	$5,446

	March 31, 2014	December 31, 2013
	(Unaudited)

LIABILITIES AND EQUITY
Trade accounts payable	$878	$1,606
Other accounts payable	657	956
Total current liabilities	1,535	2,562

Equity:
Parent equity in Business	2,691	2,884

Total Liabilities and equity	$4,226	$5,446

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
CARVE- OUTSTATEMENTS OF OPERATIONS
(USD In Thousands)
 (Unaudited)

	Three months ended March 31,
	2014	2013

Revenues	$2,551	$1,739
Cost of revenues	1,872	1,317
Gross profit	679	422
Operating expenses:
Research and development	187	233
Selling and marketing	185	133
General and administrative	264	158
Total operating expenses	636	524
Income (loss) from operations	43	(102)
Taxes on income	-	-
Income (loss) for the period	$43	$(102)

 VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
CARVE- OUTSTATEMENTS OF CASH FLOWS
(USD In Thousands)
 (Unaudited)

	Three months ended March 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$43	$(102)

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	48	42
Changes in operating assets and liabilities
Increase (decrease) in account receivables	768	112
Increase in inventories	405	168
Increase in other receivables	-	6
Increase in account payables	(728)	(68)
Decrease in other account payables	(299)	(67)
Net cash provided by operating activities	237	91

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-	-
Net cash used in operating activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Net transfer (financed) to parent	(237)	(91)
Net cash provided by (used in) financing activities	(237)	(91)

NET CHANGE IN CASH AND CASH EQUIVALENTS	-	-
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	-	-
CASH AND CASH EQUIVALENTS AT END OF YEAR	$-	$-

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS
(USD In Thousands)
(Unaudited)

NOTE 1 - DESCRIPTION OF BUSINESS

Overview

On June 2, 2014, Micronet Enertech Technologies, Inc. through its subsidiary Micronet Ltd. completed the acquisition of certain assets and liabilities of Beijer Electronics Inc. ("Beijer" or the "Parent") which comprise the vehicle business and operations (the "Business" or "We" or “Our”)  for the design, development, manufacturing and selling of rugged mobile computing devices that provide fleet operators and field workforces with computing solutions in challenging work environments. The Business is not a substantial portion of the Beijer entity.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

No changes were made to our significant accounting policies during the three months ended March 31, 2014.

Basis of Presentation

These financial statements were prepared on a stand-alone basis derived from the financial statements and accounting records of Beijer as if the business had been operating as a stand-alone business for all periods presented. These statements have been prepared in accordance with generally accepted accounting principles in the U.S. (“U.S. GAAP”). The assets and liabilities in the financial statements have been reflected on a historical cost basis, as included in the historical statements of financial position of Beijer.

The results of operations for the three months ended March 31, 2014 are not necessarily indicative of the operating results for the full fiscal year or any future period. These condensed financial statements should be read in conjunction with the consolidated financial statements and related notes thereto of the Business for the year ended December 31, 2013 included in this Current Report on Form 8-K/A. The Business’s accounting policies are described in the notes to  such financial statements for the year ended December 31, 2013.

The statement of operations  include allocations for certain functions and employees  that are provided on a centralized basis by the Parent and subsequently recorded at the business unit level, such as expenses related to mutual  employee salaries, production, finance, human resources, information technology, facilities, and legal, among others. These expenses have been allocated to the business on the basis of direct usage when identifiable, with the remainder allocated on a proportional basis of combined sales, headcount or other measures of the Business or the Parent. Management believes the assumptions underlying the combined financial statements, including the assumptions regarding allocating general corporate expenses from the Parent, are reasonable. Nevertheless, the financial statements may not include all actual expenses that would have been incurred by the Business and may not reflect the results of operations, financial position and cash flows had it been a stand-alone business during the periods presented. Actual costs that would have been incurred if the Business had been a stand-alone business would depend on multiple factors, including organizational structure and strategic decisions made in various areas, including information technology and infrastructure.

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS
(USD In Thousands)
(Unaudited)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES  (CONT.)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. The combined financial statements reflect management's estimates as of the reporting date. Actual results could differ from those estimates.

Recent Accounting Pronouncements

On January 1, 2014, the Financial Accounting Standards Board (“FASB”) issued Account Standards Update (“ASU”) 2013-05, Foreign Currency Matters (Topic 830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity (“ASU 2013-05”). Under ASU 2013-05 when: a parent sells an investment in a foreign entity and ceases to have a controlling interest in that foreign entity or a foreign subsidiary disposes of substantially all of its assets; or, control of a foreign entity is obtained in which it held an equity interest before the acquisition date, the cumulative translation adjustment should be released into net income. The Business does not expect material impacts on the financial statements upon adoption in 2015.

On January 1, 2014 the FASB issued ASU 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (“ASU 2013-11”). ASU 2013-11 eliminates diversity in practice regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward or a tax credit carryforward exists. The Business does not expect material impacts on the financial statements upon adoption in 2015.

In April 2014, the FASB issued ASU No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. This ASU changes the requirements for reporting discontinued operations in subtopic 205-20 as well as the related disclosures. This ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2014. The Business does not expect material impacts on the financial statements upon adoption in 2015.

VEHICLE BUSINESS OF BEIJER ELECTRONICS INC.
NOTES TO CARVE- OUT FINANCIAL STATEMENTS
(USD In Thousands)
(Unaudited)

NOTE 3- INVENTORIES

Inventories are stated at the lower of cost or market, computed using the first-in, first-out method. Inventories consist of the following:

	March 31,	December 31,
	2014	2013
	(Unaudited)
Raw materials	$2,124	$2,281
Work in process and finished product	159	232
Allowance for obsolescence	(374)	(199)
	$1,909	$2,314

NOTE 4 – COMMITMENTS AND CONTINGENCIES

The Business is subject to risks and uncertainties in the normal course of our Business, including legal proceedings; governmental regulation, such as the interpretation of tax and labor laws; and consumer sensitivity to changes in general economic conditions. The Business has accrued for probable and estimatable costs that may be incurred with respect to identified risks and uncertainties based upon the facts and circumstances currently available to us. Due to uncertainties in the estimating process, actual costs could vary from those accruals.

At December 31, 2013, total minimum cars and lease rentals under non-cancelable operating leases with an initial or remaining lease term of one year or more are as follows:

Three months ended March 31,
2014

Fiscal 2014	$12
Fiscal 2015	17
Fiscal 2016 and thereafter	108

$137

The Business is not subject to any pending or threatened legal proceedings, nor is our property the subject of a pending or threatened legal proceeding, guarantees or collaterals. None of our  directors, officers or affiliates is involved in a proceeding adverse to our Business or has a material interest adverse to our Business.